U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  July 15, 2004

(Date of earliest event reported)

PHEAA Student Loan Trust I

(Exact name of registrant as specified in its charter)

PHEAA Student Loan Trust I, Student Loan Asset Backed Notes, Series 2003-1

(Name of Issue)

Delaware	333-102638	14-6223927
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

c/o Wachovia Bank of Delaware One Rodney Square, Suite 102 920 King Street Wilmington, Delaware		19801
Address of principal executive office		(Zip Code)

(302) 888-7528
(Registrant’s Telephone Number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.                             Other Events

On July 15, 2004, PHEAA Student Loan Trust I (the “Trust”) issued its monthly report to noteholders for the month ended June 30, 2004 (the “Monthly Report”). The Trust made its regular, scheduled distributions to the holders of the Trust’s Student Loan Asset Backed Notes, Series 2003-1. The Monthly Report is filed as Exhibit 99.1 hereto and is incorporated herein by reference thereto.

ITEM 7.                             Financial Statements and Exhibits

(c)                    Exhibits furnished in accordance with Item 601(a) of Regulation S-K

Exhibit No.	Description

99.1	Monthly report distributed to holders of PHEAA Student Loan Trust I, Student Loan Asset Backed Notes, Series 2003-1 for the period ended June 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY, AS SERVICER

Date: July 23rd, 2004

	By:	/s/ JAMES L. PRESTON
	Name:	James L. Preston
	Title:	Executive Vice President

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibits

99.1	Monthly report distributed to holders of PHEAA Student Loan Trust I, Student Loan Asset Backed Notes, Series 2003-1 for the month ended June 30, 2004.